Loss per Share	12 Months Ended
Dec. 31, 2020
Loss per Share [Abstract]
Loss per Share
13.	Loss per Share:

The calculation of net loss per common share is summarized below:

	For the years ended December 31,
	2020	2019	2018

Net loss	(18,356)	(11,698)	(21,058)

Weighted average common shares outstanding – basic and diluted	33,436,278	958,297	156,692
Net loss per common share – basic and diluted	$(0.55)	$(12.21)	$(134.39)

As of December 30, 2020, 2019 and 2018, securities that could potentially dilute basic LPS in the future that were not included in the computation of diluted LPS, because to do so would have anti-dilutive effect, are any incremental shares of non-vested equity incentive plan shares (Note 14) and of unexercised warrants (Note 11), both calculated with the treasury stock method, as well as shares assumed to be converted with respect to the convertible notes (Note 8) calculated with the if-converted method.